EXHIBIT 10.2

INCREMENTAL TERM LOAN JOINDER AGREEMENT NO. 1

INCREMENTAL TERM LOAN JOINDER AGREEMENT NO. 1, dated as of August 20, 2012 (this “Joinder Agreement”), by and among LIVE NATION ENTERTAINMENT, INC., a Delaware corporation (the “Parent Borrower”), JPMORGAN CHASE BANK, N.A., as Administrative Agent (“Administrative Agent”) under the Credit Agreement (as defined below), each Incremental Term Loan Lender (as defined below) and each of the other Credit Parties that is a party hereto.

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of May 6, 2010 (as amended by that certain Amendment No. 1, dated as of June 29, 2012 and as further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among the Parent Borrower, the other Credit Parties, the Administrative Agent, the other Agents party thereto and each Lender from time to time party thereto (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement);

WHEREAS, the Parent Borrower has hereby notified the Administrative Agent that it is requesting the establishment of Incremental Term Loans pursuant to Section 2.01(f) of the Credit Agreement;

WHEREAS, pursuant to Section 2.01(h) of the Credit Agreement, the Parent Borrower may obtain incremental term loan commitments in respect of Incremental Term Loans by, among other things, entering into one or more Incremental Term Loan Joinder Agreements in accordance with the terms and conditions of the Credit Agreement;

WHEREAS, the Borrower has requested Incremental Term Loans in an aggregate principal amount of $100,000,000 (the “Incremental Term Loans” and the commitments relating thereto, the “Incremental Term Loan Commitments”); and

WHEREAS, the Persons party to this Joinder Agreement as lenders with respect to the Incremental Term Loans (such Persons and any permitted assignees thereof, the “Incremental Term Loan Lenders”) have indicated their willingness to lend such Incremental Term Loans on the terms and subject to the conditions herein.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Subject to the terms and conditions set forth herein, each Incremental Term Loan Lender severally agrees to make Incremental Term Loans to the Borrower on the Incremental Term Loan Joinder Effective Date (as defined below) in the amount of such Incremental Term Loan Lender’s Incremental Term Loan Commitment as set forth on Schedule A. Pursuant to

Section 2.01(h) of the Credit Agreement, the Incremental Term Loans shall be Term B Loans for all purposes under the Credit Agreement and each other Credit Document and shall have terms identical to the Term B Loans outstanding under the Credit Agreement immediately prior to the date hereof (the “Existing Term B Loans” and, together with the Incremental Term Loans, the “Term B Loans”), which shall include among other things the following terms:

1.	Amortization and Maturity Date. Section 2.05(d) of the Credit Agreement shall be deemed amended to reflect that on the last Business Day of each March, June, September and December, the Parent Borrower shall repay an aggregate principal amount of Term B Loans equal to 0.25% of the aggregate principal amount of all Term B Loans funded on the Closing Date and the Incremental Term Loan Joinder Effective Date, and on the Term B Loan Termination Date all Term B Loans that are outstanding on the Term B Loan Termination Date shall be repaid in full.

2.	Credit Agreement Governs. Except as set forth in this Joinder Agreement, the Incremental Term Loans shall have identical terms as the Existing Term Loans and shall otherwise be subject to the provisions, including any provisions restricting the rights, or regarding the obligations, of the Credit Parties or any provisions regarding the rights of the Term B Lenders, of the Credit Agreement and the other Credit Documents, each reference to a “Term B Loan” or “Term B Loans” in the Credit Agreement shall be deemed to include the Incremental Term Loans and other related terms will have correlative meanings mutatis mutandis.

3.	Conditions to Effectiveness. This Joinder Agreement shall become effective on August 20, 2012 (the “Incremental Term Loan Joinder Effective Date”) when:

(i)	this Joinder Agreement shall have been executed and delivered by the Parent Borrower, the Credit Parties, each Incremental Term Loan Lender party hereto and the Administrative Agent;

(ii)	the Collateral Agent shall have received evidence, including UCC, tax and judgment lien searches from the jurisdiction of formation and jurisdiction of the chief executive office of each Credit Party, that none of the Collateral is subject to any Liens (in each case other than Permitted Liens);

(iii)

the Administrative Agent’s receipt of a duly executed certificate of a Responsible Officer of each Credit Party, attaching each of the following documents and certifying that each is true, correct and complete and in full force and effect as of the Incremental Term Loan Joinder Effective Date: (a) copies of its articles or certificate of organization or formation, (x) to the extent the certificate of organization or formation of such Credit Party has been amended or modified since the Closing Date or since the date such Credit Party executed a Joinder Agreement, certified to be true, correct and complete as of a recent date by the appropriate Governmental Authority of the jurisdiction of its organization or formation and (y) for each other Credit Party, certified by a Responsible Officer of the Parent Borrower that no such amendment or modification has occurred since the Closing Date or since the date such Credit Party executed a Joinder Agreement, (b) copies of its bylaws, operating agreement or partnership agreement, (c) copies of its resolutions approving and adopting the Credit Documents to which it is party, the transactions contemplated herein, and authorizing the execution and delivery thereof, (d) incumbency certificates identifying the Responsible Officers of such Credit Party that are authorized to execute Credit Documents and to act on such Credit Party’s behalf in connection with the Credit Documents and (e) other than with respect to House of Blues Concerts, Inc., certificates of good standing or the equivalent (if any) from its jurisdiction of organization or formation, in each case certified as of a recent date by the appropriate Governmental Authority;

(iv)	all reasonable out-of-pocket fees and expenses of the Administrative Agent and J.P. Morgan Securities LLC (the “Arranger”), including all reasonable invoiced fees and expenses of counsel to the Administrative Agent and the Arranger, to the extent invoiced at least 1 Business Day prior to the date hereof, shall have been paid or reimbursed, on or prior to the date hereof;

(v)	the Administrative Agent’s receipt of a customary duly executed opinion of Latham & Watkins LLP and of appropriate local counsel to the Credit Parties, dated as of the Incremental Term Loan Joinder Effective Date, in each case, reasonably satisfactory to the Administrative Agent; and

(vi)	the Administrative Agent shall have received a certificate of a Responsible Officer of the Parent Borrower that (i) the conditions of the making of a Credit Extension under Section 5.02 of the Credit Agreement are satisfied as of the Incremental Term Loan Joinder Effective Date, (ii) the representations and warranties in Section 4 of this Joinder Agreement shall be true and correct in all material respects as of the date hereof and (iii) after giving effect on a Pro Forma Basis to the Incremental Term Loans, as of June 30, 2012, the Parent Borrower would be in compliance with Section 8.10.

4.	Representations and Warranties. By its execution of this Joinder Agreement, each Credit Party hereby certifies that:

(i)	this Joinder Agreement has been duly authorized by all necessary corporate or other organizational action and has been duly executed and delivered by each Credit Party that is a party hereto and constitutes a legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, except to the extent the enforceability thereof may be limited by applicable Debtor Relief Laws affecting creditors’ rights generally and by equitable principles of law (regardless of whether enforcement is sought in equity or at law) and implied covenants of good faith and fair dealing; and

(ii)

the execution, delivery and performance of this Joinder Agreement and the other documents executed in connection herewith (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except for such as (i) have been obtained or made and are in full force and effect, or (ii) the failure of which to obtain would not reasonably be expected to result in a Material Adverse Effect, (b) will not violate any Law applicable to such Credit Party or the Organization Documents of any Credit Party, except to the extent that such violation would not reasonably be expected to result in a Material Adverse Effect, (c) will not violate or result in a default under any Contractual Obligation to which such Credit Party is party, except to the extent that such violation or default would not reasonably be expected to result in a Material Adverse Effect and (d) will not result in the creation or imposition of any Lien on any asset of any Credit Party (other than Permitted Liens).

5.	Use of Proceeds. The Borrower covenants and agrees that it will use the proceeds of the Incremental Term Loans to repay, refinance, repurchase, redeem, defease or otherwise satisfy the Existing Senior Notes and to pay fees and expenses relating to this Joinder Agreement and such repayment, refinancing, repurchase, redemption, defeasance, discharge or satisfaction of the Existing Senior Notes and for working capital purposes; provided, however, that no proceeds will be used to purchase or carry “margin stock” (within the meaning or Regulation U issued by the FRB), or for the extension of credit for the purpose of purchasing or carrying margin stock.

6.	Written Request. By its execution of this Joinder Agreement, the Parent Borrower hereby delivers and the Administrative Agent hereby acknowledges receipt of this Joinder Agreement as the satisfaction of the requirement to give written notice required to the Administrative Agent pursuant to Section 2.01(f) of the Credit Agreement.

7.	Acknowledgments. Each Credit Party hereby expressly acknowledges the terms of this Joinder Agreement and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Credit Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Joinder Agreement and the transactions contemplated hereby and (ii) its guarantee of the Borrower Obligations (including, without limitation, the Incremental Term Loans) under the Collateral Documents and its grant of Liens on the Collateral to secure the Obligations (including, without limitation, the Obligations with respect to the Incremental Term Loans) pursuant to the Collateral Documents.

8.	Amendment, Modification and Waiver. This Joinder Agreement may not be amended, modified or waived except in accordance with Section 11.01 of the Credit Agreement.

9.	Liens Unimpaired. After giving effect to this Joinder Agreement, neither the modification of the Credit Agreement effected pursuant to this Joinder Agreement nor the execution, delivery, performance or effectiveness of this Joinder Agreement:

(a)	impairs the validity, effectiveness or priority of the Liens granted pursuant to any Credit Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred; or

(b)	requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

10.	Entire Agreement. This Joinder Agreement, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. Except as expressly set forth herein, this Joinder Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Credit Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as amended hereby and that this Joinder Agreement is a Credit Document.

11.	GOVERNING LAW. THIS INCREMENTAL TERM LOAN JOINDER AGREEMENT NO. 1 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. SECTIONS 11.14 AND 11.15 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS INCREMENTAL TERM LOAN JOINDER AGREEMENT NO. 1 AND SHALL APPLY HERETO.

12.	Severability. If any provision of this Joinder Agreement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Joinder Agreement shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

13.	Counterparts. This Joinder Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic means of an executed counterpart of a signature page to this Joinder Agreement shall be effective as delivery of an original executed counterpart of this Joinder Agreement.

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of the date first written above.

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ Tina Ruyter
Name:	Tina Ruyter
Title:	Executive Director

[Joinder Agreement]

JPMORGAN CHASE BANK, N.A.,
as Incremental Term Loan Lender

By:	/s/ Tina Ruyter
Name:	Tina Ruyter
Title:	Executive Director

THE BANK OF NOVA SCOTIA, as Incremental Term Loan Lender

By:	/s/ Joseph Ward
Name:	Joseph Ward
Title:	Director

[Joinder Agreement]

PARENT BORROWER:

LIVE NATION ENTERTAINMENT, INC.

By:	/s/ Michael Rowles
Name:	Michael Rowles
Title:	Executive Vice President, General Counsel and Secretary

DOMESTIC GUARANTORS:

LN ACQUISITION HOLDCO LLC

	By:	LIVE NATION ENTERTAINMENT, INC.,
its sole member

	By:	/s/ Michael Rowles
	Name:	Michael Rowles
	Title:	Executive Vice President, General Counsel and Secretary

CONNECTICUT PERFORMING ARTS PARTNERS

	By:	NOC, INC.,
a general partner

	By:	/s/ Kathy Willard
	Name:	Kathy Willard
	Title:	Executive Vice President

	By:	CONNECTICUT AMPHITHEATER DEVELOPMENT CORPORATION, a general partner

	By:	/s/ Kathy Willard
	Name:	Kathy Willard
	Title:	Executive Vice President

[Joinder Agreement]

BILL GRAHAM ENTERPRISES, INC.
CELLAR DOOR VENUES, INC.
COBB’S COMEDY INC.
CONNECTICUT AMPHITHEATER DEVELOPMENT CORPORATION
CONNECTICUT PERFORMING ARTS, INC.
EVENING STAR PRODUCTIONS, INC.
EVENTINVENTORY.COM, INC.
EVENT MERCHANDISING INC.
FILLMORE THEATRICAL SERVICES
FLMG HOLDINGS CORP.
HOB MARINA CITY, INC.
HOUSE OF BLUES SAN DIEGO, LLC
IAC PARTNER MARKETING, INC.
LIVE NATION LGTOURS (USA), LLC
LIVE NATION MARKETING, INC.
LIVE NATION MTOURS (USA), INC.
LIVE NATION TOURING (USA), INC.
LIVE NATION UTOURS (USA), INC.
LIVE NATION WORLDWIDE, INC.
MICROFLEX 2001 LLC
NETTICKETS.COM, INC.
NEW YORK THEATER, LLC
NOC, INC.
OPENSEATS, INC.
PREMIUM INVENTORY, INC.
SHORELINE AMPHITHEATRE, LTD.
SHOW ME TICKETS, LLC
THE V.I.P. TOUR COMPANY
TICKETMASTER ADVANCE TICKETS, L.L.C.
TICKETMASTER CHINA VENTURES, L.L.C.
TICKETMASTER EDCS LLC
TICKETMASTER-INDIANA, L.L.C.
TICKETMASTER L.L.C.
TICKETMASTER MULTIMEDIA HOLDINGS LLC
TICKETMASTER NEW VENTURES HOLDINGS, INC.
TICKETSNOW.COM, INC.
TICKETWEB, LLC
TM VISTA INC.
TNA TOUR II (USA) INC.
TNOW ENTERTAINMENT GROUP, INC.

By:	/s/ Kathy Willard
Name:	Kathy Willard
Title:	Executive Vice President

[Joinder Agreement]

HOB BOARDWALK, INC.
HOB CHICAGO, INC.
HOB ENTERTAINMENT, LLC
HOB PUNCH LINE S.F. CORP.
HOUSE OF BLUES ANAHEIM RESTAURANT CORP.
HOUSE OF BLUES CLEVELAND, LLC
HOUSE OF BLUES CONCERTS, INC.
HOUSE OF BLUES DALLAS RESTAURANT CORP.
HOUSE OF BLUES HOUSTON RESTAURANT CORP.
HOUSE OF BLUES LAS VEGAS RESTAURANT CORP.
HOUSE OF BLUES LOS ANGELES RESTAURANT CORP.
HOUSE OF BLUES MYRTLE BEACH RESTAURANT CORP.
HOUSE OF BLUES NEW ORLEANS RESTAURANT CORP.
HOUSE OF BLUES ORLANDO RESTAURANT CORP.
HOUSE OF BLUES RESTAURANT HOLDING CORP.
HOUSE OF BLUES SAN DIEGO RESTAURANT CORP.
LIVE NATION CHICAGO, INC.
LIVE NATION CONCERTS, INC.
LIVE NATION MID-ATLANTIC, INC.

By:	/s/ Michael Rowles
Name:	Michael Rowles
Title:	President

LIVE NATION MERCHANDISE, INC.
LIVE NATION STUDIOS, LLC
LIVE NATION TICKETING, LLC
LIVE NATION VENTURES, INC.

By:	/s/ Michael Rowles
Name:	Michael Rowles
Title:	Executive Vice President

[Joinder Agreement]

HARD EVENTS LLC
LIVE NATION BOGART, LLC
LIVE NATION – HAYMON VENTURES, LLC
MICHIGAN LICENSES, LLC
MUSICTODAY, LLC
WILTERN RENAISSANCE LLC

By:	LIVE NATION WORLDWIDE, INC.,
its sole member

By:	/s/ Kathy Willard
Name:	Kathy Willard
Title:	Executive Vice President

AZOFF PROMOTIONS LLC
CAREER ARTIST MANAGEMENT LLC
ENTERTAINERS ART GALLERY LLC
FEA MERCHANDISE INC.
FRONT LINE BCC LLC
FRONT LINE MANAGEMENT GROUP, INC.
ILA MANAGEMENT, INC.
MORRIS ARTISTS MANAGEMENT LLC
SPALDING ENTERTAINMENT, LLC
VECTOR MANAGEMENT LLC
VECTOR WEST LLC
VIP NATION, INC.

By:	/s/ Michael Rowles
Name:	Michael Rowles
Title:	Assistant Secretary

[Joinder Agreement]

SCHEDULE A

to JOINDER AGREEMENT

Name of New Loan Lender	Type of Commitment	Amount

JPMorgan Chase Bank, N.A.	Incremental Term Loan Commitment	$82,841,823.06
The Bank of Nova Scotia	Incremental Term Loan Commitment	$17,158,176.94